SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

In February 2018, the Company redeemed the full outstanding amount under the 3.25% senior unsecured convertible bonds due 2018. The remaining outstanding principal amount of $63.2 million was paid in cash, and the premium settled in common shares with the issue of 651,365 new shares.

In February 2018, the Company sold the 1999-built VLCC Front Circassia to an unrelated third party. The net sale proceeds were approximately $17.5 million, and in addition, the Company will receive an interest bearing loan note of approximately $8.9 million from Frontline Shipping as compensation for the early termination of the charter.

In February 2018, Seadrill announced that it had succeeded in reaching a global settlement with an ad hoc group of bondholders, the official committee of unsecured creditors, and other major creditors in its chapter 11 cases. As a result of the settlement, approximately 70% of Seadrill's bondholders by principal amount have now signed up to the Restructuring Plan to support the restructuring. Ship Finance and approximately 99% of Seadrill's bank lenders by principal amount had previously signed and remain party to the Restructuring Plan.

On February 27, 2018, the Board of Ship Finance declared a dividend of $0.35 per share which will be paid in cash on or around March 27, 2018.

In March 2018, the Company announced that it has agreed to acquire a fleet of 15 second-hand feeder size container vessels, ranging from 1,100 TEU to 4,400 TEU, in combination with long term bareboat charters to a leading container line. Delivery of the vessels to the Company is expected in April 2018.

In March 2018, the Company announced that it has agreed to sell the 1,700 TEU container vessel SFL Avon to an unrelated third party. The net sales proceeds will be approximately $12.5 million. Delivery to the new owner is expected in April 2018, and the Company expects a minor book gain in connection with the sale.